EXHIBIT 23.1


                         CONSENT OF PRICE WATERHOUSE LLP


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 26, 1996 appearing on page F-2 of Allegiance Corporation's Form 10/A3 dated September 20, 1996.


                              PRICE WATERHOUSE LLP



Chicago, Illinois
September 23, 1996